EXHIBIT 99.2
                                                                    ------------


                                 FIRST AMENDMENT
                                       TO
                  FOURTH AMENDED AND RESTATED CREDIT AGREEMENT


         THIS FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (herein called this "AMENDMENT") is dated as of November 17, 2004 (but effective on the Effective Date, defined below in Section 3.1) by and among Chesapeake Exploration Limited Partnership, an Oklahoma limited partnership ("BORROWER"), Chesapeake Energy Corporation, an Oklahoma corporation ("COMPANY"), Union Bank of California, N.A., as administrative agent and collateral agent ("ADMINISTRATIVE AGENT"), and the several banks and other financial institutions or entities party hereto ("LENDERS").

                              W I T N E S S E T H:

         WHEREAS, Borrower, Company, Administrative Agent and Lenders entered into that certain Fourth Amended and Restated Credit Agreement dated as of May 7, 2004 (as amended, supplemented, or restated to the date hereof, the "ORIGINAL AGREEMENT"), for the purpose and consideration therein expressed, whereby Lenders became obligated to make loans to Borrower as therein provided; and

         WHEREAS, Borrower, Company, Administrative Agent and Lenders desire to amend the Original Agreement as set forth herein;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans which may hereafter be made by Lenders to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                                   ARTICLE I.

                           DEFINITIONS AND REFERENCES
                           --------------------------

         Section 1.1. TERMS DEFINED IN THE ORIGINAL AGREEMENT. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

         Section  1.2.  OTHER  DEFINED  TERMS.   Unless  the  context  otherwise
requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

                  "AMENDMENT" means this First Amendment to Fourth Amended and Restated Credit Agreement.

                  "CREDIT AGREEMENT" means the Original Agreement as amended hereby.

                  "EFFECTIVE DATE" has the meaning given to such term in SECTION

                                   ARTICLE II.

                                   AMENDMENTS
                                   ----------

         Section 2.1.      DEFINED TERMS.

                  (a) The proviso at the end of the definition of "Applicable Margin" in SECTION 1.1 of the Original Agreement is hereby amended in its entirety to read as follows:

                  "PROVIDED, that, prior to January 1, 2006, the Applicable Margin with respect to each Type of Revolving Loan will be set based on Level III."

                  (b) The proviso at the end of the definition of "Commitment Fee Rate" in SECTION 1.1 of the Original Agreement is hereby amended in its entirety to read as follows:

                  "PROVIDED, that, prior to January 1, 2006, the Commitment Fee Rate will be set based on Level III."


                                  ARTICLE III.

                      CONDITIONS OF EFFECTIVENESS; CLOSING
                      ------------------------------------

         Section 3.1. EFFECTIVE DATE. This Amendment shall become effective on the date when all of the following conditions precedent have been satisfied (the "EFFECTIVE DATE").

         (a) Administrative Agent shall have received, at Administrative Agent's office, duly executed and delivered and in form and substance satisfactory to Administrative Agent, all of the following:

                  (i) this Amendment duly executed by Borrower, Company and Administrative Agent and each Lender;

                  (ii) the Consent Agreement attached hereto duly executed by all Subsidiary Guarantors;

                  (iii) a favorable opinion of Commercial Law Group, counsel for the Company, Borrower and the Subsidiary Guarantors, substantially in the form set forth in EXHIBIT F of the Original Agreement;

                  (iv) an "Omnibus Certificate" of the Secretary of the general partner of Borrower, which shall contain the names and signatures of the officers of the general partner of Borrower authorized to execute Loan Documents and which shall certify to the truth, correctness and completeness of the following exhibits attached thereto: (1) a copy of resolutions attached thereto duly adopted by the Board of Directors of the general partner of Borrower and in full force and effect at the time this Amendment is entered into, authorizing the execution of this Amendment and the other Loan Documents delivered or to be delivered in connection herewith and the consummation of the transactions contemplated herein and therein, (2) a copy of the charter documents of Borrower and of the general partner of Borrower and all amendments thereto, certified by the appropriate official of the Borrower's state and general partner's state of organization, and (3) a copy of any bylaws of the general partner of Borrower previously delivered to Agent and Lenders in connection with the Original Agreement (which may, with respect to any such charter documents or bylaws, reference documents previously delivered in connection with the Original Agreement);

                  (v) a "Compliance Certificate" of the Treasurer of the Company, which shall contain (1) a certification by such officer as to the satisfaction of the conditions set out in subsections (a), (b), and
         (c) of SECTION 5.2 of the Original Agreement and (2) the calculations required to determine the Senior Debt Limit (along with the supporting documentation described in SECTION 5.2(C) of the Original Agreement);

                  (vi) one or more certificates certifying documents similar to those specified in subsection (iv) of this Section with respect to each Subsidiary Guarantor (which may, with respect to charter documents or bylaws, reference documents previously delivered in connection with the Original Agreement); and

                  (vii) such other supporting documents as Administrative Agent may reasonably request.

                                   ARTICLE IV.

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

         Section 4.1. REPRESENTATIONS AND WARRANTIES OF BORROWER. In order to induce each Lender to enter into this Amendment, Borrower represents and warrants to each Lender that:

         (a) The representations and warranties contained in SECTION 4 of the Original Agreement are true and correct at and as of the time of the effectiveness hereof, except to the extent that the facts on which such representations and warranties are based have been changed by the extension of credit under the Credit Agreement.

         (b) The Company and Borrower are duly authorized to execute and deliver this Amendment and are and will continue to be duly authorized to borrow monies and to perform their respective obligations under the Credit Agreement. The Company and Borrower have duly taken all corporate or partnership action necessary to authorize the execution and delivery of this Amendment and to authorize the performance of the obligations of the Company and Borrower hereunder.

         (c) The execution and delivery by the Company and Borrower of this Amendment, the performance by the Company and Borrower of its obligations hereunder and the consummation of the transactions contemplated hereby do not and will not conflict with any provision of law, statute, rule or regulation or of the certificate of incorporation, bylaws, or agreement of limited partnership of the Company or Borrower (as applicable), or of any material agreement, judgment, license, order or permit applicable to or binding upon the Company or Borrower, or result in the creation of any lien, charge or encumbrance upon any assets or properties of the Company or Borrower. Except for those which have been obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by the Company and Borrower of this Amendment or to consummate the transactions contemplated hereby.

         (d) When duly executed and delivered, each of this Amendment and the Credit Agreement will be a legal and binding obligation of the Company and Borrower, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and by equitable principles of general application.

         (e) The audited annual consolidated financial statements of the Company dated as of December 31, 2003 and the unaudited quarterly consolidated financial statements of the Company dated as of September 30, 2004 fairly present the consolidated financial position at such dates and the consolidated statement of operations and the changes in consolidated financial position for the periods ending on such dates for the Company. Copies of such financial statements have heretofore been delivered to each Lender. Since such dates no material adverse change has occurred in the financial condition or businesses or in the consolidated financial condition or businesses of the Company.

                                   ARTICLE V.

                                  MISCELLANEOUS
                                  -------------

         Section 5.1. RATIFICATION OF AGREEMENTS. The Original Agreement as hereby amended is hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Original Agreement as hereby amended. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lenders under the Credit Agreement, the Notes, or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement, the Notes or any other Loan Document.

         Section 5.2. SURVIVAL OF AGREEMENTS. All representations, warranties, covenants and agreements of Borrower herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of the Loans, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by the Company, Borrower or any Subsidiary Guarantor hereunder or under the Credit Agreement to any Lender shall be deemed to constitute representations and warranties by, and/or agreements and covenants of, such Loan Party under this Amendment and under the Credit Agreement.

         Section 5.3. LOAN DOCUMENTS. This Amendment is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto.

         Section 5.4. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and any applicable laws of the United States of America in all respects, including construction, validity and performance.

         Section 5.5. COUNTERPARTS; FAX. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment. This Amendment may be validly executed by facsimile or other electronic transmission.

         THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.



              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.
                            SIGNATURE PAGES FOLLOW.]

         IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

                                      CHESAPEAKE EXPLORATION LIMITED PARTNERSHIP

                                      By:      Chesapeake Operating, Inc.,
                                               its general partner


                                      By:      /S/ MARTHA A. BURGER
                                               --------------------------------
                                               Name:    Martha A. Burger
                                               Title:   Treasurer and
                                                        Sr. Vice President
                                                        Human Resources

                                      CHESAPEAKE ENERGY CORPORATION


                                      By:      /S/ MARTHA A. BURGER
                                               --------------------------------
                                               Name:    Martha A. Burger
                                               Title:   Treasurer and
                                                        Sr. Vice President
                                                        Human Resources



                      Signature Page to First Amendment to
                  Fourth Amended and Restated Credit Agreement

                                      UNION BANK OF CALIFORNIA, N.A.
                                      Administrative Agent, Collateral Agent,
                                      Issuing Lender and Lender


                                      By:      /S/ RANDALL OSTERBERG
                                               --------------------------------
                                               Name:   Randall Osterberg
                                               Title:  Senior Vice President


                                      By:      /S/ KIMBERLY CALL
                                               --------------------------------
                                               Name:    Kimberly Call
                                               Title:   Assistant Vice President



                      Signature Page to First Amendment to
                  Fourth Amended and Restated Credit Agreement

                                                             First Amendment to
                                                             Fourth Amended and
                                                      Restated Credit Agreement


                              CONSENT AND AGREEMENT

         By its execution below, each Guarantor hereby (i) consents to the provisions of this Amendment and the transactions contemplated herein, (ii) ratifies and confirms the Second Amended and Restated Guarantee Agreement dated as of May 7, 2004 made by it for the benefit of Administrative Agent and Lenders (as modified by certain Assumption Agreements) and the other Loan Documents executed pursuant to the Credit Agreement (or any prior amendment or supplement to the Credit Agreement), (iii) agrees that all of its respective obligations and covenants thereunder shall remain unimpaired by the execution and delivery of this Amendment and the other documents and instruments executed in connection herewith, and (iv) agrees that the Second Amended and Restated Guarantee Agreement and such other Loan Documents shall remain in full force and effect.



                                      CHESAPEAKE ENERGY CORPORATION


                                      By:      /S/ MARTHA A. BURGER
                                               --------------------------------
                                               Martha A. Burger
                                               Treasurer and Senior Vice
                                               President - Human Resources


                                      CHESAPEAKE OPERATING, INC.


                                      By:      /S/ MARTHA A. BURGER
                                               --------------------------------
                                               Martha A. Burger
                                               Treasurer and Senior Vice
                                               President - Human Resources



                      Signature Page to First Amendment to
                  Fourth Amended and Restated Credit Agreement

                                      CHESAPEAKE SOUTH TEXAS CORP.
                                      CHESAPEAKE ENERGY LOUISIANA CORPORATION
                                      NOMAC DRILLING CORPORATION
                                      OXLEY PETROLEUM CO.
                                      CHESAPEAKE PRH CORP.
                                      CHESAPEAKE ENERGY MARKETING, INC.
                                      CHESAPEAKE BNR CORP.

                                      By:      /S/ MARTHA A. BURGER
                                               --------------------------------
                                               Martha A. Burger, Treasurer,
                                               on behalf of each of the
                                               foregoing corporations


                                      CARMEN ACQUISITION, L.L.C.
                                      CHESAPEAKE ACQUISITION, L.L.C.
                                      CHESAPEAKE ENO ACQUISITION, L.L.C.
                                      CHESAPEAKE FOCUS, L.L.C.
                                      CHESAPEAKE KNAN ACQUISITION, L.L.C.
                                      CHESAPEAKE MOUNTAIN FRONT, L.L.C.
                                      CHESAPEAKE ORC, L.L.C.
                                      CHESAPEAKE ROYALTY, L.L.C.
                                      CHESAPEAKE EP, L.L.C.
                                      GOTHIC PRODUCTION, L.L.C.
                                      MC MINERAL COMPANY, L.L.C.
                                      SAP ACQUISITION, L.L.C.
                                      JOHN C. OXLEY, L.L.C.
                                      CHESAPEAKE PERMIAN ACQUISITION, L.L.C.
                                      MAYFIELD PROCESSING, LLC


                                      By:      /S/ MARTHA A. BURGER
                                               --------------------------------
                                               Martha A. Burger, Treasurer, on
                                               behalf of each of the forgoing
                                               limited liability companies

                                      CHESAPEAKE LOUISIANA, L.P.
                                      CHESAPEAKE SIGMA, L.P.
                                      CHESAPEAKE PERMIAN, L.P.
                                      CHESAPEAKE ZAPATA, L.P.
                                      Chesapeake-Staghorn Acquisition, L.P.
                                      CHESAPEAKE NFW, L.P.
                                      CHESAPEAKE LNG, L.P.
                                      By:  Chesapeake Operating, Inc., as
                                           General Partner on behalf of each of
                                           the foregoing limited partnerships


                                      By:      /S/ MARTHA A. BURGER
                                               --------------------------------
                                               Martha A. Burger, Treasurer and
                                               Senior Vice President -
                                               Human Resources


                                      MIDCON COMPRESSION, L.P.
                                      By:  Chesapeake Energy Marketing, Inc.,
                                           as General Partner


                                      By:      /S/ MARTHA A. BURGER
                                               --------------------------------
                                               Martha A. Burger
                                               Treasurer



                      Signature Page to First Amendment to
                  Fourth Amended and Restated Credit Agreement

                                      ARVEST BANK


                                      By:      /S/ CINDY BATT
                                               --------------------------------
                                               Name:    Cindy Bat
                                               Title:   Sr. Vice President



                      Signature Page to First Amendment to
                  Fourth Amended and Restated Credit Agreement

                                      BANK OF AMERICA, N.A.


                                      By:      /S/ RONALD E. MCKAIG
                                               --------------------------------
                                               Name:    Ronald E. McKaig
                                               Title:   Senior Vice President



                      Signature Page to First Amendment to
                  Fourth Amended and Restated Credit Agreement

                                      BANK OF OKLAHOMA


                                      By:      /S/ MARK MORRIS
                                               --------------------------------
                                               Name:    Mark Morris
                                               Title:   Vice President



                      Signature Page to First Amendment to
                  Fourth Amended and Restated Credit Agreement

                                      BANK OF SCOTLAND


                                      By:      /S/ AMENA NABI
                                               --------------------------------
                                               Name:    Amena Nabi
                                               Title:   Assistant Vice President



                      Signature Page to First Amendment to
                  Fourth Amended and Restated Credit Agreement

                                      BNP PARIBAS


                                      By:      /S/ DAVID DODD
                                               ---------------------------------
                                               Name:    David Dodd
                                               Title:   Director


                                      By:      /S/ POLLY SCHOTT
                                               --------------------------------
                                               Name:    Polly Schott
                                               Title:   Vice President



                      Signature Page to First Amendment to
                  Fourth Amended and Restated Credit Agreement

                                      COMERICA BANK


                                      By:      /S/ PETER L. SEFZIK
                                               --------------------------------
                                               Name:    Peter L. Sefzik
                                               Title:   Vice President



                      Signature Page to First Amendment to
                  Fourth Amended and Restated Credit Agreement

                                      COMPASS BANK


                                      By:      /S/ KATHLEEN J. BOWEN
                                               --------------------------------
                                               Name:    Kathleen J. Bowen
                                               Title:   Senior Vice President



                      Signature Page to First Amendment to
                  Fourth Amended and Restated Credit Agreement

                                      CALYON NEW YORK BRANCH


                                      By:      /S/ OLIVER AUDEMAND
                                               --------------------------------
                                               Name:    Oliver Audemand
                                               Title:   Managing Director


                                      By:      /S/ ATTILA COACH
                                               --------------------------------
                                               Name:    Attila Coach
                                               Title:   Managing Director



                      Signature Page to First Amendment to
                  Fourth Amended and Restated Credit Agreement

                                      CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch


                                      By:      /S/ PAUL L. COLON
                                               --------------------------------
                                               Name:    Paul L. Colon
                                               Title:   Director


                                      By:      /S/ VANESSA GOMEZ
                                               --------------------------------
                                               Name:    Vanessa Gomez
                                               Title:   Associate



                      Signature Page to First Amendment to
                  Fourth Amended and Restated Credit Agreement

                                      DEUTSCHE BANK TRUST COMPANY AMERICAS


                                      By:      S/S MARCUS M. TARKINGTON
                                               --------------------------------
                                               Name:    Marcus M. Tarkington
                                               Title:   Director



                      Signature Page to First Amendment to
                  Fourth Amended and Restated Credit Agreement

                                      J. ARON & COMPANY


                                      By:      S/S PETER O'HAGAN
                                               --------------------------------
                                               Name:    Peter O'Hagan
                                               Title:   Managing Director



                      Signature Page to First Amendment to
                  Fourth Amended and Restated Credit Agreement

                                      NATEXIS BANQUES POPULAIRES


                                      By:      S/S DONOVAN C. BROUSSARD
                                               --------------------------------
                                               Name:    Donovan C. Broussard
                                               Title:   Vice President & Manager


                                      By:      /S/ TIMOTHY L. POLVADO
                                               --------------------------------
                                               Name:    Timothy L. Polvado
                                               Title:   Vice President & Manager



                      Signature Page to First Amendment to
                  Fourth Amended and Restated Credit Agreement

                                      PNC BANK


                                      By:      /S/ JOHN WATTINGER
                                               --------------------------------
                                               Name:    John Wattinger
                                               Title:   Vice President



                      Signature Page to First Amendment to
                  Fourth Amended and Restated Credit Agreement

                                      RZB FINANCE LLC


                                      By:      /S/ JUAN M. CSILLAGI
                                               --------------------------------
                                               Name:    Juan M. Csillagi
                                               Title:   Group Vice President


                                      By:      /S/ CHRISTOPH HOEDL
                                               --------------------------------
                                               Name:    Christoph Hoedl
                                               Title:   Vice President



                      Signature Page to First Amendment to
                  Fourth Amended and Restated Credit Agreement

                                      SUNTRUST BANK


                                      By:      /S/ JOE MCCREERY
                                               --------------------------------
                                               Name:    Joe McCreery
                                               Title:   Vice President



                      Signature Page to First Amendment to
                  Fourth Amended and Restated Credit Agreement

                                      TORONTO DOMINION (TEXAS), INC.


                                      By:      /S/ NEVA NEXBITT
                                               --------------------------------
                                               Name:    Neva Nexbitt
                                               Title:   Authorized Agent



                      Signature Page to First Amendment to
                  Fourth Amended and Restated Credit Agreement

                                      UBS LOAN FINANCE LLC


                                      By:      /S/ WILFRED V. SAINT
                                               --------------------------------
                                               Name:    Wilfred V. Saint
                                               Title:   Director Banking
                                                        Products Services US



                                      By:      /S/ JOSALIN FERNANDES
                                               --------------------------------
                                               Name:    Josalin Fernandes
                                               Title:   Associate Director
                                                        Banking Products
                                                        Services US



                      Signature Page to First Amendment to
                  Fourth Amended and Restated Credit Agreement

                                      WELLS FARGO BANK, N.A.


                                      By:      /S/ DUSTIN S. HANSEN
                                               --------------------------------
                                               Name:    Dustin S. Hansen
                                               Title:   Assistant Vice President



                      Signature Page to First Amendment to
                  Fourth Amended and Restated Credit Agreement